                                                                    EXHIBIT 10.5

         [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY
                                  WITH THE SEC]


                     MEMORANDUM OEM MANUFACTURING AGREEMENT

         This Memorandum OEM Manufacturing Agreement ("MOEMMA") is made and effective as of this 9th day of January, 2002, by and among EchoStar Satellite Corporation ("ESC"), having a place of business at 5701 S. Santa Fe Drive, Littleton, Colorado 80120, EchoStar Technologies Corporation ("ETC"), having a place of business at 90 Inverness Circle East, Englewood, Colorado 80112, and Thomson multimedia, Inc. ("Licensee"), having a place of business at 10330-No. Meridian Street, Indianapolis, Indiana 46290.

                                  INTRODUCTION

         This MOEMMA confirms the terms and conditions upon which: (i) Licensee shall manufacture (under license from ETC) Licensee Receivers, and (ii) Licensee shall manufacture (under license from ETC) ETC Receivers.

1.       DEFINITIONS

         In addition to any other defined terms in this MOEMMA and except as otherwise expressly provided for in this MOEMMA, the following terms shall have the following meanings:

         1.1 "Affiliate" shall mean, with respect to a party, any person or entity directly or indirectly controlling, controlled by, or under common control with such party.

         1.2 "DBS" shall mean direct broadcast satellite.

         1.3 "DISH Network" shall mean the DBS network owned and operated in the United States by ESC and its Affiliates.

         1.4 "DTH" shall mean direct-to-home.

         1.5 "ETC Receiver Specifications" shall mean those specifications defining Dish Network broadcast reception requirements, Receiver performance requirements, Receiver mechanical configuration, and other Receiver form, fit, look, feel and function as specified by ETC from time to time.

         1.6 "ETC Receivers" shall mean Receivers that are manufactured in strict conformance with the ETC Receiver Specifications by Licensee or on behalf of Licensee by a Permitted Contractor and branded with such trademarks as ETC may designate from time to time in its sole judgment.

         1.7 "ETC Technology" shall have the meaning ascribed to that term in
Section 2.1 below.

         1.8 "License" shall have the meaning ascribed to that term in Section
2.2 below.

         1.9 "License Fee" shall have the meaning ascribed to that term in
Section 2.4 below.


*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.



                          CONFIDENTIAL AND PROPRIETARY

                                                                    EXHIBIT 10.5

         1.10 "Licensed Technology" shall have the meaning ascribed to that term in Section 2.2 below.

         1.11 "Licensee Receivers" shall mean Receivers that are manufactured in strict conformance with the ETC Receiver specifications by Licensee or on behalf of Licensee by a Permitted Contractor. Licensee shall be entitled to apply Licensee branding to Licensee Receivers in accordance with ETC's trademark usage guidelines, as such guidelines may change from time to time upon written notice to Licensee.

         1.12 "Permitted Subcontractor" shall have the meaning ascribed to that term in Section 2.3.3 below.

         1.13 "Receiver" shall mean a digital DBS receiver that: (i) is a stand-alone set top box or integrated with another consumer electronics device in a set top box configuration; (ii) is solely compatible with DISH Network; and
(iii) is intended for resale solely in the Territory.

         1.14 *** shall mean ***

         1.15 "Territory" shall mean the geographic boundaries of the continental United States.

2.       LICENSE

         2.1 Background. ETC and its Affiliates have designed, developed and acquired through license, and continue to design, develop and attempt to acquire through license, certain intellectual property and other proprietary technology for the design, development and manufacture of current and next generation Receivers (the "ETC Technology"). The preceding sentence shall not be construed as limiting the right of Licensee to directly license from third parties any technology proprietary to such third party for purposes unrelated to Licensee's relationship with ETC and ESC.

         2.2 Grant of License. Subject to the terms and conditions set forth below (including without limitation payment of the License Fee pursuant to Section 2.4 below and the restrictions set forth in Section 2.3 below), ETC hereby grants to Licensee a limited, non-exclusive, non-transferable, non-sublicensable, indivisible license (the "License") to use the ETC Technology that is owned exclusively by ETC and its Affiliates and the ETC Technology that ETC and its Affiliates have the right to sublicense to Licensee (collectively, the "Licensed Technology") solely for the purposes of manufacturing ETC Receivers and Licensee Receivers in strict conformance with ETC Receiver Specifications (absent prior written agreement by ETC to deviations from the ETC Receiver Specifications, which agreement shall not be unreasonably withheld) and, provided that the parties can agree upon mutually acceptable terms, selling such ETC Receivers and Licensee Receivers directly to ETC, its Affiliates and designees; provided that the License to use any ETC Technology that is not owned exclusively by ETC or its Affiliates shall be subject to the standard terms and conditions applicable to the disclosure and use of such information, which may include, among other things, the payment of additional license fees and/or royalties by the Licensee or ETC as is mutually agreed upon by the parties.

         2.3 License Restrictions.



*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.



                          CONFIDENTIAL AND PROPRIETARY

                                                                    EXHIBIT 10.5


                  2.3.1 Licensee will not be entitled to manufacture any Licensee Receivers under any third party brand names, without the prior written consent of ETC and ESC, which consent may be withheld in ETC and ESC's sole judgment. ETC shall commence delivery of Licensed Technology to Licensee following payment of the first installment of the License Fee by Licensee. In no event shall a party be obligated to provide any technology or other information to another party unless the provision of such technology and information is in full compliance with applicable laws and regulations of the United States, including, but not limited to, those relating to the export of technology.

                  2.3.2 Licensee shall not be entitled to use any ETC Technology for any purpose not expressly set forth in this MOEMMA without ETC's prior written consent, which consent ETC may withhold in its sole judgment. Specifically, and without limitation of the foregoing, Licensee shall manufacture the Licensee Receivers and ETC Receivers so that *** absent specific prior written agreement of the parties to the contrary. In addition, absent specific prior written agreement of the parties to the contrary, Licensee shall be expressly prohibited from *** Licensee shall further be prohibited from *** without ETC's prior written consent, which consent may be withheld in ETC's sole judgment. ETC shall use its reasonable commercial efforts to compile for Licensee a list of ETC Technology which is proprietary to ETC, provided the parties recognize such list will not be entirely comprehensive.

                  2.3.3 Licensee shall have no right to grant sublicenses with respect to the Licensed Technology, without the prior written consent of ETC, which consent may be withheld in ETC's sole judgment. Licensee may subcontract the manufacture of Licensee Receivers and ETC Receivers upon ETC's prior written approval of the subcontract manufacturer suggested by Licensee (a "Permitted Subcontractor"), which approval shall not be unreasonably withheld. Licensee shall bear full responsibility for all acts and omissions of any Permitted Subcontractor relating to the manufacture of the Licensee Receivers and ETC Receivers, to the same extent as if any such act or omission were committed by Licensee

         2.4 License Fee. In consideration for the License and related technical assistance to be furnished to Licensee by ETC, effort expended by ETC, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensee irrevocably and absolutely agrees to pay to ETC the amount of *** (the "License Fee"). The License Fee shall be payable in *** equal installments of *** . The first such installment shall be made and actually received by ETC on or before *** and each subsequent installment shall be made and actually received by ETC on the last business day of *** Notwithstanding any provision of this MOEMMA to the contrary, all installments shall be paid by Licensee to ETC regardless of whether this MOEMMA has previously expired or terminated and regardless of the reason for any such expiration or termination. While it is the intention of the parties to attempt to negotiate an agreement providing for the permitted sale by Licensee of various Receivers, a minimum volume commitment from Licensee, and other matters, unless and until such agreement is finalized and signed by the parties Licensee shall have no right whatsoever to sell or otherwise distribute any Receivers, and neither ETC nor ESC shall be obligated to manufacture, sell or deliver any Smart Cards or Receivers to Licensee or to purchase any Receivers from Licensee. In the event that for any reason an agreement for the sale by Licensee of Receivers has not been executed by Licensee, ETC and ESC within sixty (60) days of the date of this MOEMMA, then notwithstanding anything else in this MOEMMA to the contrary, this MOEMMA shall terminate. Notwithstanding the above, Licensee none-the-less hereby acknowledges and agrees that its obligation to pay the *** Licensee fee is unconditional and absolute regardless of whether an agreement providing for the permitted sale by Licensee of various Receivers is ever finalized. Licensee further acknowledges and agrees that, in the event that ETC and/or any of its Affiliates commences any suit,



*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.



                          CONFIDENTIAL AND PROPRIETARY

                                                                    EXHIBIT 10.5


action or other proceeding to recover all or any portion of the Licensee Fee, EchoStar and its Affiliates shall be entitled to recover their costs, expenses and reasonable attorney fees incurred in connection therewith, in addition to all other sums allowed by law.

         2.5 Smart Cards.

                  2.5.1 Smart Cards. Licensee shall purchase all Smart Cards necessary to develop and manufacture Licensee Receivers and ETC Receivers and to fulfill its warranty obligations regarding Licensee Receivers and ETC Receivers under the terms of this MOEMMA exclusively from ETC. ETC shall supply Licensee, at the price specified below, with a float of Smart Cards for use in the fulfillment of its warranty obligations regarding Licensee Receivers and ETC Receivers hereunder in a quantity per 1,000 sales of Licensee Receivers and ETC Receivers to end users that is consistent with ETC's Smart Card warranty replacement history; provided, however, that ETC shall provide Smart Cards in excess of that quantity in the event that Licensee can adequately justify its need therefore for use in the fulfillment of its warranty obligations regarding Licensee Receivers and ETC Receivers hereunder. ETC shall supply Licensee with such additional quantity of Smart Cards, at the price specified below, as ETC following consultation with Licensee determines is reasonably necessary for use in the development of Licensee Receivers and ETC Receivers. Licensee acknowledges and agrees that Smart Cards are only being made available to Licensee under this Section 2.5.1 in order for Licensee to develop and manufacture Licensee Receivers and ETC Receivers and to fulfill its reasonable warranty obligations regarding Licensee Products and ETC Receivers under the terms of this MOEMMA. In view of the potential for a subscriber to defraud ESC by improperly obtaining a replacement Smart Card under a false warranty claim, Licensee agrees that it will not use Smart Cards provided by ETC under this
Section 2.5.1 for any purpose whatsoever other than to develop and manufacture Licensee Receivers and ETC Receivers and to fulfill its warranty obligations regarding Licensee Products and ETC Receivers under the terms of this MOEMMA. Licensee further acknowledges and agrees that, with respect to Smart Cards that have been lost, end users must purchase replacement Smart Cards directly from ETC (or such other entity as ETC may designate from time to time in writing) subject to such terms and conditions and at such prices as ETC may determine from time to time in its sole judgment. Specifically but not by limitation, under no circumstances shall Licensee sell Smart Cards other than a single Smart Card integrated with the manufacture of each Licensee Receiver and each ETC Receiver without prior written consent or direction from ETC. Licensee agrees to provide ETC with a written report matching the identification number of each replacement Smart Card with the serial number of the Licensee Receiver or ETC Receiver, as the case may be, into which it is installed prior to returning the Licensee Receiver or ETC Receiver, as the case may be, to the end-user. In addition, Licensee shall notify ETC of the disposition and identification number of all Smart Cards that Licensee has replaced but not returned to ETC within two
(2) business days of such replacement.

                  2.5.2 Subject to Section 2.5.1 above, ETC agrees to supply Smart Cards to Licensee to manufacture or have manufactured ETC Receivers and Licensee Receivers at the price of *** per Smart Card.

                  2.5.3 Subject to Section 2.5.1 above, ETC agrees to supply Smart Cards to Licensee to: (i) develop ETC Receivers and Licensee Receivers, and (ii) perform or have performed warranty repair of Licensee Receivers and ETC Receivers at the initial price of *** per Smart Card. ***

         2.6 Purchases by ETC.



*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.



                          CONFIDENTIAL AND PROPRIETARY

                                                                    EXHIBIT 10.5


                  2.6.1 Licensee agrees to manufacture and sell to ETC, and ETC agrees to purchase from Licensee, *** Receivers *** commencing with ETC approval of the first mass production run of Receivers by Licensee, provided that Licensee can meet ETC's reasonable manufacture and delivery requirements and further provided that ETC's agreement to purchase shall terminate and be of absolutely no force or effect if for any reason whatsoever an agreement for the sale by Licensee of Receivers has not been executed by Licensee, ETC and ESC within *** of the date of this MOEMMA. Notwithstanding the above, Licensee shall not be obligated to include *** provided that Licensee shall be obligated to include *** Notwithstanding the above, EchoStar shall not be entitled to include *** provided that EchoStar shall be entitled to include ***

                  2.6.2 ETC shall be entitled to choose, in its sole judgment from available Receiver models, the ETC Receiver models that it will purchase. ETC's purchase obligations under Section 2.6.1 shall be contingent upon: (i) the ETC Receivers meeting ETC's quality and compatibility standards; *** Licensee shall have no right whatsoever to affix any Licensee branding or other marks to ETC Receivers without ETC's prior written consent, which consent may be withheld in ETC's sole judgment.

                  2.6.3 Except as expressly set forth to the contrary herein, the purchase of ETC Receivers and Licensee Receivers by ETC under this Section
2.6 shall be subject to Licensee's standard OEM supply terms and conditions, including but not limited to warranty, lead time/forecasting and support, and such additional terms and conditions as may be agreed upon by the parties in the Definitive Agreement. Licensee will only be authorized to sell ETC Receivers and Licensee Receivers to ETC and such other persons and entities as ETC may approve from time to time in writing in ETC's sole judgment.

                  2.6.4 All invoices to ETC hereunder shall be payable, in immediately available funds, within *** from the date of invoice, which shall be issued no earlier than the ship date for the ETC Receivers and/or Licensee Receivers covered by the invoice.

         2.7 Responsibilities. Licensee shall be solely responsible for the manufacture of the Licensee Receivers and ETC Receivers. Notwithstanding the foregoing, ETC shall provide Licensee with a reasonable amount of technical assistance from ETC relating to the development, manufacture and testing of the Licensee Receivers and ETC Receivers, particularly as relates to the Licensed Technology.

         2.8 Expenses/Intellectual Property Ownership. All costs and expenses incurred by a party in connection with the manufacture and sale of the Licensee Receivers and the ETC Receivers shall be the sole responsibility of such party. Each party shall solely own any intellectual party developed solely by such party. The respective rights of the parties to any derivative works, enhancements and modifications of any technology supplied by the other party shall be mutually agreed upon in the Definitive Agreement. Notwithstanding the foregoing, Licensee shall be solely responsible for any and all costs and expenses incurred in connection with any non-recurring expenses (NREs) associated with equipping Licensee's factory with the necessary tooling for such activities.

         2.9 Serial Numbers and Smart Card Numbers. For the purpose of facilitating the activation of programming for Licensee Receivers and ETC Receivers by ESC, Licensee will provide ESC with a list, on paper and electronic media in the format acceptable to ESC, which includes the serial number of each Licensee Receiver and ETC Receiver and the corresponding Smart Card number for each Licensee Receiver and ETC Receiver prior to delivery to ETC, its Affiliates or its designee.



*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.



                          CONFIDENTIAL AND PROPRIETARY

                                                                    EXHIBIT 10.5


         2.10 Written Materials. Licensee agrees that it will include within the consumer packaging for each Licensee Receiver and ETC Receiver, at Licensee's sole cost and expense (except that ETC shall be responsible for providing such items to Licensee or reimbursing Licensee for the direct costs of printing such items), copies of such written materials as ETC then currently includes within the consumer packaging for substantially similar Receivers packaged by or on behalf of ETC and its Affiliates. Licensee agrees to include such written materials in the same manner as the then-current method used to include such written materials with each substantially similar Receiver packaged by or on behalf of ETC and its Affiliates, as such method may change from time to time in ETC's sole judgment. The Licensee may include within the consumer packaging for each Licensee Receiver, at Licensee's sole expense inclusive of direct material costs, promotional material relevant to Licensee's business which is non-conflicting with ETC's business, subject to ETC's approval not to be unreasonably withheld.

         2.11 Call Center Costs. In the event that the proportion of problem calls received by or on behalf of ESC with respect to a particular model Licensee Receiver or ETC Receiver, as the case may be, is noticeably greater than the proportion of problem calls received by or on behalf of ESC with respect to the Receiver model manufactured by or on behalf of ETC performing substantially similar functions as the relevant model Licensee Product or ETC Product, as the case may be, then Licensee agrees to promptly review the problem with ETC and to jointly establish a corrective course of action to correct the root cause of the problem ***

         2.12 Software and Other Changes. In the event Licensee is notified in a timely manner of the need to effect software or other changes to ETC or Licensee Receivers as a result of system or similar changes initiated by ETC or ESC, but Licensee does not effect such changes within substantially the same time period as ETC implements changes to its Receivers generally for the applicable change(s), and if as a result of such failure to implement the change(s) the proportion of problem calls received by or on behalf of ESC with respect to particular models of Licensee or ETC Receivers is noticeably greater than the proportion of problem calls received by or on behalf of ESC with respect to the Receiver models manufactured by or on behalf of ETC performing substantially similar functions, ***

         2.13 Warranty.

                  2.13.1 Licensee Receivers.

                           (a) Licensee shall warrant to each end-user of a
Licensee Receiver that such Licensee Receiver will be free from defects in materials and workmanship (labor and parts) for a period of *** from the date of activation of the relevant Licensee Receiver by such end-user. In addition, Licensee will provide ***

                           (b) In the event that Licensee Receivers are returned
to ETC or any of its affiliates for service or repair, ETC shall be entitled to *** In the event that Licensee refuses to service or repair such Licensee Receivers, such refusal shall constitute a breach of this MOEMMA, and in addition to any other remedies available to ETC (including without limitation termination of this MOEMMA pursuant to Section 3.2(ii)), ETC shall be entitled to service and repair such Licensee Receivers and charge Licensee at its standard rates for such service and repair. In the event that the defined path for servicing Licensee Receivers is through direct return to the Licensee, and not ETC, then ETC agrees to minimize the errant return of Licensee Receivers to ETC through substantially the same methods ETC utilizes to minimize the errant return of other Receivers not manufactured by ETC. In the event Licensee



*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.



                          CONFIDENTIAL AND PROPRIETARY

                                                                    EXHIBIT 10.5


has not cured the delinquent service time problem within 30 additional days, then such failure shall constitute a breach of this MOA, entitling ETC to terminate this MOA pursuant to Section 3.2 (ii) in addition to any other remedies available to ETC.

                  2.13.2 ETC Receivers.

                           (a) Licensee warrants to ETC that each ETC Receiver
will be free from defects in materials and workmanship (labor and parts) for a period of *** from the date of shipment by Licensee or a Permitted Subcontractor to ETC, its Affiliates or its designee.

                           (b) In the event that Licensee fails to repair or
replace (with new or remanufactured product at the Licensee's sole discretion) defective in-warranty ETC Receivers within *** after ETC delivers such ETC Receivers to Licensee, the Licensee and ETC shall work in good faith to cure the delinquent service time, ***

                  2.14 *** Licensee and ETC agree to work in good faith to attempt to establish commercial plans regarding Licensee sales of ***

3.       TERM AND TERMINATION

         3.1 Term. This MOEMMA shall commence on the date first written above and shall continue for three (3) years thereafter, unless terminated sooner as provided in this MOEMMA (the "Term"). This MOEMMA is not automatically renewable.

         3.2 Termination. This MOEMMA may be terminated by a party upon the occurrence of any of the following with respect to another party: (i) the other party commits a payment default which is not cured within ten (10) days of receipt of written notice from the first party, or (ii) the other party defaults on any duty or obligation or breaches any representation, warranty or covenant in this MOEMMA, and such default or breach is not cured within thirty (30) days of receipt of written notice from the first party.

4.       CONFIDENTIALITY

         4.1 General.

                  4.1.1 The negotiations leading to the MOEMMA and the negotiations leading to the Definitive Agreement (as defined in Section 5 below), together with all terms and conditions of each, as well as all financial, business, technical and other proprietary information disclosed or provided by any party to this MOEMMA and the Definitive Agreement and any Affiliates thereof, and all information generated therefrom including evaluations thereof ("Confidential Information") shall be kept and treated as strictly confidential and shall only be used by a party (and the persons and entities to whom such party is permitted to disclose such information under this MOEMMA and the Definitive Agreement) as necessary for such party to perform its duties and obligations under this MOEMMA and the Definitive Agreement, in each case for a period of *** years after initial disclosure.

                  4.1.2 Notwithstanding anything to the contrary set forth herein, the parties shall have the right to disclose the fact of the existence of the Definitive Agreement, if and when signed, together with the minimum amount of other information deemed necessary by securities counsel to either party if such securities counsel in good faith determines that public disclosure of the information is necessary



*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.



                          CONFIDENTIAL AND PROPRIETARY

                                                                    EXHIBIT 10.5


under federal or state securities laws applicable to such party. Disclosure of such information shall be coordinated in advance with the other party. Any such disclosure shall not permit the disclosing party to issue any press release or otherwise discuss or further disseminate the information contained in the securities filing in any manner.

         ***

         4.5 Savings Clause. The terms and conditions set forth in this Section 4 are in addition to, and not in lieu of, any agreements of the parties respecting confidentiality executed by the parties on or before the date hereof.

5.       DEFINITIVE AGREEMENT

         5.1 Terms. The parties agree to enter into a definitive agreement memorializing the terms and conditions set forth herein and such other terms and conditions as the parties may otherwise agree to (the "Definitive Agreement"). As soon as practicable after the date first set forth above, the parties agree to promptly and diligently negotiate in good faith and use their respective reasonable commercial efforts to agree on the Definitive Agreement, which shall reflect the terms, conditions and intent of this MOEMMA and shall contain customary terms, conditions, representations, warranties and covenants for each party that would be found in agreements memorializing similar transactions. ***

6.       MISCELLANEOUS

         6.1 Notice. Any notice required or permitted to be given hereunder shall be in writing and shall be sent by facsimile transmission, or by first class certified mail, postage prepaid, or by overnight courier service, charges prepaid, to the party notified, addressed to such party at the address set forth below, or sent by facsimile to the fax number set forth below, or such other address or fax number as such party may have substituted by written notice to the other parties. The sending of such notice with confirmation of receipt thereof (in the case of facsimile transmission) or receipt of such notice (in the case of delivery by mail or by overnight courier service) shall constitute the giving thereof:

                  If to Licensee:           Thomson multimedia, Inc.
                                            10330-No. Meridian St. ***
                                            Indianapolis, IN 46290
                                            Attn: David Spomer, Vice President
                                            ***

                  With a copy to:           Thomson multimedia, Inc.
                                            10330-No. Meridian St.
                                            Indianapolis, IN 46290
                                            Attn: Jay Wagner, Senior Counsel

                  If to ETC:                EchoStar Technologies Corporation
                                            90 Inverness Circle East
                                            Englewood, Colorado 80112
                                            Attn: Mark Jackson, Senior Vice
                                            President
                                            ***



*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.



                          CONFIDENTIAL AND PROPRIETARY

                                                                    EXHIBIT 10.5


                  With a copy to:           EchoStar Technologies Corporation
                                            90 Inverness Circle East
                                            Englewood, Colorado 80112
                                            Attn: David K. Moskowitz, Senior
                                            Vice President and General Counsel
                                            ***

                  If to ESC:                EchoStar Satellite Corporation
                                            5701 S. Santa Fe Drive
                                            Littleton, Colorado 80120
                                            Attn: James DeFranco, Executive Vice
                                            President
                                            ***

                  With a copy to:           EchoStar Satellite Corporation
                                            5701 S. Santa Fe Drive
                                            Littleton, Colorado 80120
                                            Attn: David K. Moskowitz, Senior
                                            Vice President and General Counsel
                                            ***

         6.2 Amendment and Waiver. Except as expressly provided to the contrary by this MOEMMA, no waiver or modification of any of the terms or conditions of this MOEMMA shall be effective unless in writing and signed by both parties. The failure or delay of either party to exercise any right hereunder shall not be deemed to be a waiver of such right, and the delay or failure of either party to give notice of, or to terminate this MOEMMA for, breach or default shall not be deemed to be a waiver of the right to do so for that or any subsequent breach or default or for the persistence in a breach or default of a continuing nature.

         6.3 Assignment. ETC and ESC may assign their respective rights and delegate their respective duties under this MOEMMA in whole or in part at any time. Licensee may not assign any rights or delegate any duties under this MOEMMA without the prior written consent of ETC and ESC, which consent may be withheld in their sole judgment. Any attempt to do so without such consent shall be void.

         6.4 Counterparts. This MOEMMA may be signed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

         6.5 Survival. Any provision of this MOEMMA which logically would be expected to survive termination or expiration of the MOEMMA shall survive.

         IN WITNESS WHEREOF, the parties hereto have caused this MOEMMA to be executed by their duly authorized officers or representatives as of the date first written above.



*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.



                          CONFIDENTIAL AND PROPRIETARY

                                                                    EXHIBIT 10.5


ECHOSTAR SATELLITE CORPORATION


By:
         -------------------------
         Charlie Ergen
         Chief Executive Officer and President


ECHOSTAR TECHNOLOGIES CORPORATION


By:
         -------------------------
         James DeFranco
         Executive Vice President


THOMSON MULTIMEDIA, INC. (LICENSEE)


By:
         -------------------------
         Name: Enrique Rodriguez
         Title: Executive Vice President


By:
         -------------------------
         Name: David Spomer
         Title: Vice President



*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.



                          CONFIDENTIAL AND PROPRIETARY